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                                                                    Exhibit 10.9

                       AMENDMENT TO EMPLOYMENT AGREEMENT

         This Amendment to Employment Agreement (this "Amendment") is made and entered into as of July 1, 2000 by and between MarketFirst Software, Inc., a Delaware corporation (the "Company"), and Peter R. Tierney (the "Executive").

          WHEREAS, that certain Amended and Restated Employment Agreement (the "Agreement") was entered into as of January 1, 2000 by and between the Company and the Executive.

          WHEREAS, the parties desire to amend the Agreement as set forth below.

          NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

          Except as otherwise defined herein, capitalized terms used herein shall have the same meanings as those terms are defined in the Agreement.

                                  ARTICLE II
                                  AMENDMENTS

     2.1 Paragraph (a) of Section 2.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

          "(a) Base Salary. $235,000 per year base salary, payable in installments in accordance with the Company's normal payroll practices, less such deductions or withholdings required by law."

     2.2 Paragraph (b) of Section 2.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

          "(b) Bonus. A target bonus of $100,000 per year, payable quarterly upon satisfaction of performance goals to be mutually agreed upon by Executive and the Board within 90 days after the Commencement Date and within 90 days after the beginning of each calendar year thereafter."

     2.3 Except as set forth above, the terms and conditions of the Agreement shall remain in full force and effect.
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          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first written above.

                                    COMPANY

                                    MARKETFIRST SOFTWARE, INC., a Delaware
                                    corporation

                                    By: /s/ Robert W. Sator
                                      ------------------------------------------
                                      Robert W. Sator, Vice President of
                                        Finance and Administration



                                    EXECUTIVE

                                        /s/ Peter R. Tierney
                                    --------------------------------------------
                                    Peter R. Tierney


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